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                                                                    EXHIBIT 10.3

                          TRADEMARK SECURITY AGREEMENT

      This TRADEMARK SECURITY AGREEMENT ("Agreement") is made this 8th day of October, 1996, by and between Biopure Corporation, a Delaware corporation, having its principal office at 11 Hurley Street, Cambridge, Massachusetts 02141 ("Grantor"), and Pharmacia & Upjohn, Inc., a Delaware corporation, having its principal office at 7000 Portage Road, Kalamazoo, Michigan 49001 ("Grantee").

            WHEREAS, Grantor is the owner of the U.S. trademark registrations listed on the attached Schedule A (collectively the "Marks");

            WHEREAS, Grantee has extended a loan to Grantor pursuant to the terms and conditions of that certain Promissory Note dated the date hereof ("Note") made by Grantor in favor of Grantee;

            WHEREAS, under a Security Agreement dated the date hereof ("Security Agreement") between Grantor and Grantee, Grantor has granted to Grantee a security interest in certain of its assets (including the Marks and the goodwill associated therewith) to secure the performance of the obligations of Grantor under the Note; and

            WHEREAS, Grantor and Grantee by this instrument seek to confirm and make a record of the grant of a security interest in the Marks and the goodwill associated therewith;

            NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Grantor does hereby acknowledge that it has granted to Grantee a security interest in all of Grantor's right, title and interest in, to, and under the Marks and the goodwill associated therewith. Grantor also acknowledges and confirms that the rights and remedies of Grantee with respect to the security interests in the Marks granted hereby are more fully set forth in the Note and the Security Agreement, the terms and provisions of which are incorporated herein by reference.

BIOPURE CORPORATION                      PHARMACIA & UPJOHN, INC.


By: /s/ Brian A. Lajoie                  By: /s/ Robert G. Kramer
   --------------------------               --------------------------
   Name: Brian A. Lajoie                    Name:
   Title: V.P.-Finance                      Title:

STATE OF Massachusetts         )
         -------------         ) SS:
COUNTY OF Middlesex            )
          ---------

Subscribed and sworn to this 7th day of October, 1996.


/s/ Hazel V. Forney
----------------------------
Notary Public
My Commission Expires: Jan 4, 2002
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                                   SCHEDULE A

                         Federal Trademark Registrations

MARK                         REG. NO.                 REG. DATE
----                         --------                 ---------
BIOPURE                      1,362,777                October 1, 1985

HEMOPURE                     1,509,885                October 25, 1988

OXYGLOBIN                    1,507,754                October 11, 1988

OXYPURE                      1,572,797                December 26, 1989


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